UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-14939 (Commission file number)	63-0851141 (I.R.S. Employer Identification No.)
802 Southeast Plaza Ave., Suite 200, Bentonville, Arkansas 72712
(Address of principal executive offices, including zip code)
(479) 464-9944
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On July 28, 2005, Mark D. Slusser announced his plans to resign as Chief Financial Officer, Vice President Finance and Secretary of America’s Car-Mart, Inc. (the “Company”), effective September 30, 2005. Mr. Slusser plans to pursue other interests. There was no disagreement with the Company on any matter relating to the Company’s operations, policies or practices that led to his resignation. The Company has commenced a search for his replacement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: July 29, 2005	/s/ Mark D. Slusser
Mark D. Slusser
Chief Financial Officer, Vice President Finance and Secretary (Principal Financial and Accounting Officer)